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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 9, 2009

                            ZOLTEK COMPANIES, INC.
            (Exact name of registrant as specified in its charter)


   MISSOURI                         0-20600                       43-1311101
(State or other                (Commission File                (I.R.S. Employer
jurisdiction of                     Number)                     Identification
 organization)                                                      Number)


3101 MCKELVEY ROAD
ST. LOUIS, MISSOURI                                                  63044
(Address of principal executive offices)                           (Zip Code)

                                (314) 291-5110
             (Registrant's telephone number, including area code)

                                NOT APPLICABLE
         (Former name or former address if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01    REGULATION FD DISCLOSURE.

             On January 7, 2009, Zoltek Companies, Inc. (the "Registrant") issued a press release providing an update on the impact on its Hungarian operations of the disruption of natural gas supplies in Europe. A copy of the press release is attached hereto and incorporated herein as Exhibit 99. The information in this Item 7.01 of Form 8-K, including Exhibit 99 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

      (a)    Financial statements of businesses acquired. Not applicable.
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      (b)    Pro forma financial information. Not applicable.
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      (c)    Exhibits. See Exhibit Index.
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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   January 9, 2009

                                              ZOLTEK COMPANIES, INC.



                                              By   /s/ Zsolt Rumy
                                                 -----------------------------
                                                  Zsolt Rumy
                                                  Chief Executive Officer




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                                 EXHIBIT INDEX

 Exhibit
 Number                           Description
 ------                           -----------

  99                   Press Release, dated January 7, 2009.




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